                                                                  Exhibit 10.120


                            CONTRIBUTION AGREEMENT

      THIS CONTRIBUTION AGREEMENT (the "Agreement") is made as of the 11th day of December, 1997 (the "Effective Date") by and among CORPORATE 500-PHASE I, an Illinois limited partnership ("Phase I Owner"), CORPORATE 500, PHASE II, an Illinois limited partnership ("Phase II Owner"; Phase I Owner and Phase II Owner are sometimes together called "Contributors" and individually a "Contributor"), and CORNERSTONE PROPERTIES, INC., a Nevada corporation ("Cornerstone").

                                   RECITALS

      A. Phase I Owner is the beneficial owner of the Phase I Property (as hereinafter defined) and Phase II Owner is the beneficial owner of the Phase II Property (as hereinafter defined).

      B. Prior to Closing (as hereinafter defined), Cornerstone will form Cornerstone Properties, L.P., a Delaware limited partnership (the "Operating Partnership") having Cornerstoneas its general partner, and will contribute all of its properties to the Operating Partnership.

      C . Contributors desire to contribute the Property (as hereinafter defined) to the Operating Partnership in exchange for limited partner units in the Operating Partnership ("Units"), each Unit being convertible into one share of common stock of Cornerstone.

      NOW, THEREFORE, in consideration of and in reliance upon the above Recitals, the terms, covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                  ARTICLE I

                    CONTRIBUTIONS TO OPERATING PARTNERSHIP

      1.1 Contribution of Phase I Property. Subject to the terms and conditions hereinafter set forth, Phase I Owner agrees to contribute the following described property (the "Phase I Property") to the Operating Partnership:

      (a) (i) that certain tract or parcel of land situated in Lake County, Illinois, more particularly described on Exhibit A-1 attached hereto and made a part hereof, and (ii) all of Phase I Owner's right, title and interest in and to that certain tract or parcel of land situated in Lake County, Illinois, more particularly described on Exhibit A-2 (the "County Parcel") as provided in that certain Agreement dated July 7, 1994, as amended, with the County of Cook together with all and singular the easements, privileges and other rights and appurtenances pertaining to such property, including any right, title and interest of Phase I Owner in and to adjacent streets, alleys or rights-of-way (the property described in clause (a) of this Section 1.1 being herein referred to collectively as the "Phase I Land");

      (b) the buildings, structures, fixtures and other improvements on the Phase I Land, including specifically, without limitation, the two office buildings located thereon having a street address of 500 and 510 Lake Cook Road, Deerfield, Illinois (the property described in clause (b) of this Section 1.1 being herein referred to collectively as the "Phase I Improvements");

      (c) all of Phase I Owner's right, title and interest in and to all tangible personal property upon the Phase I Land or within the Phase I Improvements, including specifically, without limitation, the items listed on Exhibit B-1 attached hereto and made a part hereof and all other appliances, furniture, carpeting, draperies and curtains, tools and supplies, all restaurant equipment, fixtures and furniture used in connection with the operation of the restaurant facilities in the Phase I Improvements, and other items of personal property (excluding cash or escrow or other deposit accounts) used exclusively in connection with the operation of the Land or the Improvements (both as hereinafter defined) (the property described in clause (c) of this Section 1. 1 being herein referred to collectively as the "Phase I Personal Property");

      (d) all of Phase I Owner's right, title and interest in and to all agreements listed and described on Exhibit C-1 (the "Phase I Lease Schedule") attached hereto and made a part hereof, and all leases and agreements entered into subsequent to the date hereof in accordance with the terms of this Agreement pursuant to which any portion of the Phase I Land or Phase I Improvements is used or occupied by anyone other than Phase I Owner (the property described in clause (d) of this Section 1.1 being herein referred to collectively as the "Phase I Leases"); and

      (e) all of Phase I Owner's right, title and interest in and to (i) all contracts and agreements (collectively, the "Operating Agreements") listed and described on Exhibit D (the "Operating Agreements Schedule") attached hereto and made a part hereof, relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property (as hereinafter defined) which will extend beyond the date of Closing (as such term is defined in Section 5.1 hereof), including specifically, without limitation, all assignable equipment leases, (ii) all assignable existing warranties and guaranties (expressed or implied) in favor of Phase I Owner in connection with the Phase I Improvements or the Phase I Personal Property, and (iii) all assignable licenses and other assignable governmental permits relating to the Phase I Land and Phase I Improvements (the property described in this Section 1.1 (e) being sometimes herein referred to collectively as the "Phase I Intangibles").

      1.2 Contribution of Phase II Property. Subject to the terms and conditions hereinafter set forth, Phase II Owner agrees to contribute the following described property (the "Phase II Property") to the Operating Partnership:

            (a) that certain tract or parcel of land situated in Lake County, Illinois, more particularly described on Exhibit A-3 attached hereto and made a part hereof, together with all and singular the easements, privileges and other rights and appurtenances pertaining to such property, including any right, title and interest of Phase II Owner in and to adjacent streets, alleys or rights-of-way (the property described in clause (a) of this Section 1.2 being herein referred to collectively as the "Phase II Land");

            (b) the buildings, structures, fixtures and other improvements on the Phase II Land, including specifically, without limitation, the two office buildings located thereon having a street address of 520 and 540 Lake Cook Road, Deerfield, Illinois (the property described in clause (b) of this Section 1.2 being herein referred to collectively as the "Improvements");

            (c) all of Phase II Owner's right, title and interest in and to all tangible personal property upon the Phase II Land or within the Phase II Improvements, including specifically, without limitation, the items listed on Exhibit B-2 attached hereto and made a part hereof and all other appliances, furniture, carpeting, draperies and curtains, tools and supplies, all restaurant equipment, fixtures and furniture used in connection with the operation of the restaurant facilities in the Phase II Improvements and other items of personal property (excluding cash or escrow or other deposit accounts) used exclusively in connection with the operation of the Land or the Improvements (the property described in clause (c) of this Section 1.2 being herein referred to collectively as the "Phase II Personal Property");

            (d) all of Phase II Owner's right, title and interest in and to all agreements listed and described on Exhibit C-2 (the "Phase II Lease Schedule") attached hereto and made a part hereof, and all leases and agreements entered into subsequent to the date hereof in accordance with the terms of this Agreement pursuant to which any portion of the Phase II Land or Phase II Improvements is used or occupied by anyone other than Phase II Owner (the property described in clause (d) of this Section 1.2 being herein referred to collectively as the "Phase II Leases"); and

            (e) all of Phase II Owner's right, title and interest in and to (i) all Operating Agreements, (ii) all assignable existing warranties and guaranties (expressed or implied) in favor of Phase II Owner in connection with the Phase II Improvements or the Phase II Personal Property, and
      (iii) all assignable licenses and other assignable governmental permits relating to the Phase II Land and Phase II Improvements (the property described in this Section 1.2(e) being sometimes herein referred to collectively as the "Phase II Intangibles").

      The Phase I Land and the Phase II Land are herein sometimes together called the "Land", the Phase I Improvements and the Phase II Improvements are herein sometimes together called the "Improvements," the Phase I Personal Property and the Phase II Personal Property are herein sometimes called the "Personal Property," the Phase I Leases and the Phase II Leases are herein sometimes together called the "Leases," the Phase I Intangibles and the Phase II Intangibles are herein sometimes called the "Intangibles," and the Phase I Property and the Phase II Property are herein sometimes together called the "Property."

      1.3 Existing Loans; Operating Partnership Loan. The Property shall be contributed to the Operating Partnership subject to the existing loans secured by the Property (the "Existing Loans"). Cornerstone agrees to cause the Operating Partnership to borrow at least $80,000,000 on a non-recourse basis secured by the Property, the proceeds of which loan (the "Operating Partnership Loan") will be used to repay a portion of the Existing Loans.

                                  ARTICLE II

                       CONSIDERATION FOR CONTRIBUTIONS

      2.1 Consideration to Contributors. In exchange for the contribution of the Property, and upon execution and delivery of the Partnership Agreement by Contributors, Contributors shall receive, at the Closing, a number of Units (rounded to the nearest whole number) equal to (a) One Hundred Fifty Million Dollars ($150,000,000) less (b) the sum of (i) all unpaid principal of and accrued interest and other charges and amounts outstanding under the Existing Loans and (ii) closing costs, net prorations, and adjustments charged against Contributors pursuant to this Agreement, divided by (c) Eighteen and 50/100 Dollars ($18.50). Each Contributor shall be entitled to receive the number of Units as set forth in a written notice from Contributors to Cornerstone given at least one business day prior to the date of Closing.

      In consideration of the contribution of the Property by the Contributors and subject to the terms and conditions of this Agreement, Cornerstone shall pay at the Closing (A) all amounts payable under the Existing Loans and (B) those closing costs charged against Contributors pursuant to clause (b)(ii) above and shall cause the Operating Partnership to issue the Units in accordance with the terms of this Agreement; provided, however, that in no event shall the aggregate amount of such payments by Cornerstone plus the product of $18.50 multiplied by the number of Units issued by the Operating Partnership (determined as set forth in this Section 2.1) exceed $150,000,000.

      2.2 Distribution of Units. At the Closing, the Operating Partnership shall issue the Units either to Contributors or, at the option of Contributors, directly to Contributors' partners (or to partners of such partners) in accordance with written instructions provided to the Operating Partnership by Contributors (or Contributors' partners) setting forth the name and address of, and the number of Units to be received by, each partner, provided that each such partner (i) makes each of the representations and warranties set forth in Section 6.10 hereof,
(ii) completes and delivers to Cornerstone an investor questionnaire furnished by Cornerstone, and (iii) has executed and delivered the Partnership Amendment (as hereinafter defined).

      2.3 Earnest Money. Within one (1) business day following the execution and delivery of this Agreement, Cornerstone shall deposit with Chicago Title and Trust Company (the "Escrow Agent"), the sum of Five Million Dollars ($5,000,000) (the "Earnest Money") in good funds, either by certified bank or cashier's check or by federal wire transfer. The Escrow Agent shall hold the Earnest Money in an interest-bearing account in accordance with the terms and conditions of an escrow agreement entered into among Contributors, Cornerstone and Escrow Agent simultaneously with the execution of this Agreement. All interest accruing on such sum shall become a part of the Earnest Money and shall be distributed as Earnest Money in accordance with the terms of this Agreement. Upon Closing, the Earnest Money shall be returned to Cornerstone.

                                 ARTICLE III

                               TITLE AND SURVEY

      3.1 Title Examination; Commitment for Title Insurance. Contributor shall deliver to Cornerstone, an ALTA title insurance commitment (the "Title Commitment") covering the Land and Improvements from Chicago Title Insurance Company (the "Title Company"), showing all matters affecting title to the Land and Improvements and binding the Title Company to issue at Closing an Owner's Policy of Title Insurance in the amount of $150,000,000 and a Mortgage Policy of Title Insurance in an amount equal to the principal amount of the Operating Partnership Loan. Contributors shall instruct the Title Company to deliver to Cornerstone, Contributors and the surveyor described in Section 3.2 below copies of the Title Commitment and copies of all instruments referenced in Schedule B thereof.

      3.2 Survey. Contributors shall deliver to Cornerstone and the Title Company an ALTA survey of the Land and Improvements (the "Survey") prepared by a surveyor licensed by the State of Illinois and certified to Contributors, Cornerstone, the Operating Partnership, the lender under the Operating Partnership Loan and the Title Company in a manner reasonably acceptable to each such party and reflecting the total area of the Land and Improvements, the location of all improvements, recorded easements and encroachments, if any, located thereon and all building and set back lines and other matters of record with respect thereto.

      3.3 Title Objections; Cure of Title Objections. Cornerstone shall have until the later to occur of (a) the expiration of the Inspection Period and (b) five (5) business days from Cornerstone's receipt of the Title Commitment, instruments of record and the Survey (the "Title Date"), to notify Contributors, in writing, of such objections as Cornerstone may have to anything contained in the Title Commitment or the Survey other than (i) real property taxes, not yet due and payable; (ii) local, state and federal laws, ordinances and regulations, including, without limitations, building and zoning laws, ordinances and regulations now or hereafter in effect relating to the Property (provided nothing herein shall prevent Cornerstone from objecting to any violations thereof prior to the expiration of the Inspection Period); (iii) right of tenants under leases, (iv) the liens of the Existing Loans and (v) acts of the Operating Partnership and parties acting by or through the Operating Partnership all of which shall be deemed "Permitted Exceptions" hereunder. In addition to the Permitted Exceptions listed in clauses (i) through (v), any item contained in the Title Commitment or any matter shown on the Survey to which Cornerstone does not object by the Title Date or during the period described in Section 3.5 shall be deemed a Permitted Exception. In the event Cornerstone shall notify Contributors of objections to title or to matters shown on the Survey on or prior to the Title Date in accordance with the foregoing, Contributors shall have the right, but not the obligation, to cure such objections (which cure may be effected either by the removal, satisfaction or cure of same or, with the consent of Cornerstone (which consent shall not be unreasonably withheld), by causing the Title Company to issue an endorsement insuring over loss from the existence of such defect). Within ten (10) days after receipt of Cornerstone's notice of objections, Contributors shall notify Cornerstone in writing whether Contributors elect to attempt to so cure such objections. If Contributors elect to attempt to cure, and provided that Cornerstone shall not have terminated this Agreement in accordance with Section 4.2 hereof, Contributors shall have until the date of Closing to attempt to remove, satisfy or cure the same and for this purpose Contributors shall be entitled to a reasonable adjournment of the Closing if additional time is required, but in no event shall the adjournment exceed sixty
(60) days after the date for Closing set forth in Section 5.1 hereof. If Contributors elect not to cure any objections specified in Cornerstone's notice, or if Contributors are unable to effect a cure prior to the Closing (or any date to which the Closing has been adjourned in accordance with this Section 3.3), Cornerstone shall have the following options: (i) to accept a conveyance of the Property subject to the Permitted Exceptions, specifically including any matter objected to by Cornerstone which Contributors are unwilling or unable to cure, and without reduction in the consideration to be received by Contributors; or
(ii) to terminate this Agreement by sending written notice thereof to Contributors, and upon delivery of such notice of termination, this Agreement shall terminate and the Earnest Money shall be returned to Cornerstone, and thereafter neither party hereto shall have any further rights, obligations or liabilities hereunder except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement. If Contributors notify Cornerstone that Contributors do not intend to attempt to cure any title objection; or if, having commenced attempts to cure any objection, Contributors later notify Cornerstone that Contributors will be unable to effect a cure thereof; Cornerstone shall, within five (5) business days after such notice has been given, notify Contributors in writing whether Purchaser shall elect to accept the conveyance under clause (i) or to terminate this Agreement under clause (ii).

      3.4 Conveyance of Title. At Closing, Contributors shall convey and transfer to the Operating Partnership good and marketable title to the Property, subject only to the Permitted Exceptions, it being agreed that either fee title or valid and subsisting easement rights to the County Parcel shall be conveyed to the Operating Partnership depending on whether the Phase I Owner has acquired the County Parcel prior to Closing.

      3.5 Pre-Closing "Gap" Title Defects. Whether or not Cornerstone shall have furnished to Contributors any notice of title objections pursuant to the foregoing provisions of this Agreement, Cornerstone may, at or prior to Closing, notify Contributors in writing of any objections to title first raised by the Title Company or the Surveyor between (a) the effective date of the Title Commitment referred to above, and (b) the date on which the transaction contemplated herein is scheduled to close. With respect to any objections to title set forth in such notice, Contributors shall have the same option to cure and Cornerstone shall have the same option to accept title subject to such matters or to terminate this Agreement as those which apply to any notice of objections made by Cornerstone in accordance with Section 3.3. If Contributors elect to attempt to cure any such matters, the date for Closing shall be automatically extended by a reasonable additional time to effect such a cure, but in no event shall the extension exceed sixty (60) days after the date for Closing set forth in Section 5.1 hereof.

                                  ARTICLE IV

                              INSPECTION PERIOD

      4.1 Right of Inspection. During the period which began on December 3, 1997 and will end at 5:00 p.m. (local time at the Property) on December 22, 1997 (hereinafter referred to as the "Inspection Period"), Cornerstone shall have the right to make a physical inspection of the Property, to perform tests on the Property and to examine at such place or places at the Property, in the offices of the property manager or elsewhere as the same may be located, any operating files maintained by Contributors or their property manager in connection with the leasing, maintenance and/or management of the Property, including, without limitation, the Leases, lease files, Operating Agreements, insurance policies, bills, invoices, receipts and other general records relating to the income and expenses of the Property, correspondence, surveys, plans and specifications, warranties for services and materials provided to the Property, engineering reports, environmental audits and similar materials, but excluding materials unrelated to the leasing, maintenance, construction, development, operation and/or management of the Property such as Contributors' internal memoranda and income tax records. At Cornerstone's request, Contributors shall afford Cornerstone the opportunity to discuss the Property and the operation thereof with Contributors' employees and agents and, after the end of the Inspection Period, with any tenant under any Lease, at such reasonable times as Cornerstone may from time to time request provided that Contributors shall be afforded the opportunity to accompany Cornerstone in connection with any discussion with a tenant under a Lease. Cornerstone understands and agrees that any on-site inspections or testing of the Property shall be conducted upon at least twenty-four (24) hours' prior written notice to Contributors and in the presence of Contributors or their representative. Any such inspections and testing shall be performed by companies selected by Cornerstone and approved by Contributors, which approval shall not be unreasonably withheld. Cornerstone agrees to repair any damage to the Property and to indemnify Contributor against and hold Contributor harmless from any claim for liabilities, costs, expenses (including reasonable attorneys' fees actually incurred) damages or injuries arising out of or resulting from the inspection or testing of the Property by Cornerstone or its consultants or agents, and notwithstanding anything to the contrary in this Agreement, such obligation to repair and to indemnify and hold harmless Contributors shall survive Closing or any termination of this Agreement. All inspections and testing shall occur at reasonable times agreed upon by Contributors and Cornerstone and shall be conducted so as not to interfere unreasonably with use of the Property by Contributor or its tenants.

      4.2 Right of Termination. Contributors agree that in the event Cornerstone determines (such determination to be made in Cornerstone's sole discretion) that the Property is not suitable for its purposes for any reason, Cornerstone shall have the right to terminate this Agreement by giving written notice thereof to Contributors prior to the expiration of the Inspection Period. If Cornerstone gives such notice of termination within the Inspection Period, this Agreement shall terminate and the Earnest Money shall be returned to Cornerstone. Time is of the essence with respect to the provisions of this Section 4.2. If Cornerstone falls to give Contributors a notice of termination prior to the expiration of the Inspection Period, Cornerstone shall no longer have any right to terminate this Agreement under this Section 4.2 and (subject to the provisions of Section 3.5 and the other conditions to Closing set forth in this Agreement) shall be bound to proceed to Closing and consummate the transaction contemplated hereby pursuant to the terms of this Agreement.

      4.3 Partnership Agreement; Registration Rights Agreement. (a) Promptly after the Effective Date, Cornerstone shall deliver to Contributors drafts of the limited partnership agreement of the Operating Partnership (the "Partnership Agreement") and a registration rights agreement between Cornerstone and the Contributors (the "Registration Rights Agreement"). The Partnership Agreement shall be subject to Contributors' review and approval during the Inspection Period and shall be attached to this Agreement as Exhibit F. The parties agree to negotiate the terms of the Registration Rights Agreement in good faith during the Inspection Period and upon agreement thereof to attach the Registration Rights Agreement to this Agreement as Exhibit G. In the event the Partnership Agreement or the Registration Rights Agreement is not finalized by the expiration of the Inspection Period, this Agreement shall terminate and the Earnest Money shall be returned to Cornerstone. Notwithstanding the foregoing, Contributors shall have the right to extend the time period for completion of the Partnership Agreement or Registration Rights Agreement up to fifteen (15) additional days by giving written notice thereof to Cornerstone prior to the expiration of the Inspection Period.

      (b) The parties agree that the Partnership Agreement will provide, among other things, that each Unit is convertible into one share of common stock of Cornerstone.

      (c) The parties agree that the Registration Rights Agreement will provide, among other things, (i) that within 90 days of written request from any person or persons who hold at least one-third (1/3) of the Units issued at Closing, Cornerstone shall cause a shelf registration statement to become effective for shares issued upon the conversion of the Units which will continue to be effective for a period of four years after the effective date of such registration statement, (ii) for piggyback registration rights, (iii) for the right of any person holding at least 10% of the Units issued at Closing to request, at any time prior to the time a request for a shelf registration statement is made and at any time after any shelf registration statement is no longer effective, that Cornerstone cause a registration statement be filed which will remain effective for a period of at least 180 days, provided that no more than one such request will be made by any one person prior to the filing of the shelf registration and no more than one such request will be made by any one person after the shelf registration statement is no longer effective, and (iv) for black out periods of no longer than 90 days in length and no more than two such periods in any twelve
(12) month period.

      4.4 Completion of Other Exhibits. With respect to any other Exhibits to this Agreement which are not attached to this Agreement at execution hereof, the parties agree to complete said Exhibits and attach them to this Agreement prior to the expiration of the Inspection Period.

                                  ARTICLE V

                                   CLOSING

      5.1 Time and Place. The consummation of the transaction contemplated hereby ("Closing") shall be held at the offices of Contributor's counsel, Katten Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois, at 10:00 a.m. on a date mutually agreed to by Contributors and Cornerstone, but in no event later than January 31, 1998. At Closing, Contributors and Cornerstone shall perform the obligations set forth in, respectively, Section 5.2 and
Section 5.4, the performance of which obligations shall be concurrent conditions.

      5.2 Contributors' Obligations at Closing. At Closing, Contributors shall:

            (a) deliver to Operating Partnership duly executed trustee deeds (the "Deeds") in recordable form, conveying the Land and Improvements, subject only to the Permitted Exceptions, in form reasonably acceptable to Contributors and Cornerstone;

            (b) deliver to Operating Partnership duly executed bills of sale conveying the Personal Property without warranty of title or use and without warranty, expressed or implied, as to merchantability and fitness for any purpose, in form reasonably acceptable to Contributors and Cornerstone;

            (c) assign to Operating Partnership, and Operating Partnership shall assume, the landlord/lessor interest in and to the Leases by duly executed assignment and assumption agreements, in form reasonably acceptable to Contributors and Cornerstone;

            (d) to the extent assignable, assign to Operating Partnership, and Operating

      Partnership shall assume, Contributors' interest in the Operating Agreements and the other Intangibles by duly executed assignment and assumption agreements, in form reasonably acceptable to Contributors and Cornerstone;

            (e) deliver to Operating Partnership such Tenant Estoppels (as defined in Section 6.4(b) hereof) as are in Contributors' possession;

            (f) join with Operating Partnership to execute a notice in form and content reasonably satisfactory to Cornerstone and Contributors which notice Operating Partnership shall send to each tenant under each of the Leases informing such tenant of the sale of the Property and of the assignment to Operating Partnership of Contributors' interest in, and obligations under, the Leases (including, if applicable any security deposits) and directing that all rent and other sums payable after the Closing under each such Lease shall be paid as set forth in the notice;

            (g) deliver to Operating Partnership a certificate, dated as of the date of Closing, stating that the representations and warranties of each Contributor contained in this Agreement are true and correct in all material respects as of the date of Closing (with appropriate modifications of those representations and warranties made in Section 6.1 or Section 6.2 hereof to reflect any changes therein including without limitation any changes resulting from actions under Section 6.5 hereof) or identifying any representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change. In no event shall a Contributor be liable to Cornerstone or Operating Partnership for, or be deemed to be in default hereunder by reason of, any breach of representation or warranty which results from any change that (i) occurs between the Effective Date and the date of Closing and (ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of such Contributor to prevent; provided, however, that the occurrence of a change which is not permitted hereunder or is beyond the reasonable control of such Contributor to prevent shall, if materially adverse to Cornerstone or Operating Partnership, constitute the non-fulfillment of the condition set forth in Section 5.7(b); if, despite changes or other matters described in such certificate, the Closing occurs, such Contributor's representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

            (h) deliver to Cornerstone such evidence as Cornerstone's counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Contributors;

            (i) deliver to Operating Partnership affidavits duly executed by Contributors stating that each Contributor is not a "foreign person" as defined in the Federal Foreign Investment in Real Property Tax Act of 1980 and the 1984 Tax Reform Act;

            (j) deliver to Operating Partnership the Leases, Operating Agreements and licenses and permits, if any, in the possession of Contributors or Contributors' agents, together with such leasing and property files and records which are material in connection with the continued operation, leasing and maintenance of the Property. Operating Partnership shall cooperate with each Contributor for a period of seven
      (7) years after Closing in case of such Contributor's need in response to any legal requirement, a tax audit, tax return preparation or litigation threatened or brought against such Contributor, by allowing such Contributor and its agents or representatives access, upon reasonable advance notice (which notice shall identify the nature of the information sought by such Contributor), at all reasonable times to examine and make copies of any and all instruments, files and records, which right shall survive the Closing;

            (k) deliver to Operating Partnership possession and occupancy of the Property, subject to the Permitted Exceptions;

            (1) deliver to Cornerstone counterparts of an amendment to the Partnership Agreement (the "Partnership Amendment") executed by Contributors admitting the Contributors as limited partners in the Operating Partnership, in form reasonably acceptable to Contributors and Cornerstone;

            (m) deliver to Cornerstone counterparts of the Registration Rights Agreement executed by Contributors;

            (n) deliver to the Title Company a customary title affidavit and such other instruments as may be required by the Title Company to issue the title policies to be delivered hereunder;

            (o) deliver to Cornerstone evidence of the termination of the existing management agreements and the lease with Matas Corporation;

            (p) deliver to Cornerstone a pay-off letter or other evidence reasonably acceptable to Cornerstone of the aggregate amounts payable under the Existing Loans; and

            (q) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

      5.3 Intentionally Omitted.

      5.4 Cornerstone's Obligations at Closing. At Closing, Cornerstone shall or shall cause Operating Partnership, as applicable, to:

            (a) join Contributors in the execution of the instruments described in Sections 5.2(c), 5.2(d), 5.2(f), 5.2(l) and 5.2(m) above;

            (b) deliver to Contributors the Units as required by Article II hereof;

            (c) deliver to Contributors certified copies of the Partnership Agreement and the Certificate of Limited Partnership of the Operating Partnership;

            (d) deliver to Contributors such evidence as Contributors' counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Cornerstone and Operating Partnership; and

            (e) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

      5.5 Credits and Prorations.

            (a) The following shall be apportioned with respect to the Property as of 12:01 a.m., on the day of Closing, as if Operating Partnership were vested with title to the Property during the entire day upon which Closing occurs:

                  (i) rents, if any, as and when collected (the term "rents" as used in this Agreement includes all payments due and payable by tenants under the Leases, other than payments under the Tenant Improvement Loans (as hereinafter defined));

                  (ii) general real estate taxes and assessments levied against the Property for the years 1997 and 1998;

                  (iii) payments under the Operating Agreements;

                  (iv) gas, electricity and other utility charges for which
            Contributors are liable, if any, such charges to be apportioned at Closing on the basis of the most recent meter reading occurring prior to Closing;

                  (v) any accrued and unpaid interest under the Tenant
            Improvement Loans; and

                  (vi) any other operating expenses or other items pertaining to the Property which are customarily prorated between a purchaser and a seller in the area in which the Property is located.

            (b) Notwithstanding anything contained in the foregoing provisions:

                  (i) At Closing, (A) Contributors shall, at Contributors'
            option, either deliver to Operating Partnership any security deposits actually held by Contributors pursuant to the Leases or credit to the account of Operating Partnership the amount of such security deposits (to the extent such security deposits are not applied against delinquent rents or otherwise as provided in the Leases), and (B) Operating Partnership shall credit to the account of Contributors all refundable cash or other deposits posted with utility companies serving the Property, or, at Contributors' option, Contributors shall be entitled to receive and retain such refundable cash and deposits.

                  (ii) General real estate taxes for the year 1997, payable in
            1998, and for the year 1998, payable in 1999, shall be prorated at Closing based upon the amount of such taxes reasonably estimated by Contributor for purposes of tenants' monthly tax payments under the Leases. Operating Partnership shall be responsible for the payment of all such taxes. Upon issuance of the actual tax bills, taxes shall be reprorated as follows: (y) in the event the actual taxes are higher than the estimate therefor, Operating Partnership shall look solely to the tenants under the Leases for their share of such excess and Contributors shall pay to the Operating Partnership the portion of such excess which is not payable by tenants under the Leases, and (z) in the event the actual taxes are less than the estimate therefor, the Operating Partnership shall refund to tenants the portion of such excess payable to the tenants and shall pay to Contributors their portion of the balance.

                  (iii) As to gas, electricity and other utility charges
            referred to in Section 5.5(a)(iv) above, Contributors may on notice to Cornerstone elect to pay one or more of all of said items accrued to the date hereinabove fixed for apportionment directly to the person or entity entitled thereto, and to the extent Contributors so elect, such item shall not be apportioned hereunder, and Contributor's obligation to pay such item directly in such case shall survive the Closing.

                  (iv) Operating Partnership shall be responsible for the
            payment of (A) all Tenant Inducement Costs (as hereinafter defined) and leasing commissions which become due and payable (whether before or after Closing) as a result of (1) the leases, renewals or expansions described on Exhibit H-1 hereto, (2) any renewals or expansions of existing Leases in accordance with the terms of such Leases occurring after the Effective Date, and (3) any new Leases entered into after the Effective Date which are approved or deemed approved by Cornerstone pursuant to Section 6.6(c) hereof. The Tenant Inducement Costs and leasing commissions payable by the Operating Partnership with respect to the leases, renewals or expansions described on Exhibit H-1, as estimated as of the Effective Date, are listed on said Exhibit H-1. If, as of the date of Closing, a Contributor shall have paid any Tenant Inducement Costs or leasing commissions for which Operating Partnership is responsible pursuant to the foregoing provisions, Operating Partnership shall reimburse such Contributor therefor at Closing. Contributors shall be responsible for the payment of all Tenant Inducement Costs and leasing commissions under the Leases listed on

            Exhibit H-2 hereto which are payable after Closing. The Operating Partnership shall receive a credit at Closing for any such amounts which are unpaid as of Closing. For purposes hereof, the term "Tenant Inducement Costs" shall mean reasonable attorneys' fees and costs incurred in connection with the preparation and negotiation of a new Lease or a renewal or expansion of an existing Lease and any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, space planning costs, construction management fees, lease buyout costs, and moving, design and refurbishment allowances. The term "Tenant Inducement Costs" shall not include loss of income resulting from any free rental period, it being agreed that Contributors shall bear the loss resulting from any free rental period until the date of Closing and that Cornerstone shall bear such loss from and after the date of Closing.

                  (v) Unpaid and delinquent rent collected by Contributors and
            Operating Partnership after the date of Closing shall be delivered as follows: (a) if Contributors collect any unpaid or delinquent rent for the Property, Contributors shall, within fifteen (15) days after the receipt thereof, deliver to Operating Partnership any such rent which Operating Partnership is entitled to hereunder relating to the date of Closing and any period thereafter, and (b) if Operating Partnership collects any unpaid or delinquent rent from the Property, Operating Partnership shall, within fifteen (15) days after the receipt thereof, deliver to Contributors any such rent which Contributors are entitled to hereunder relating to the period prior to the date of Closing. Contributors and Operating Partnership agree that all rent received by Contributors or Operating Partnership after the date of Closing shall be applied first to current rentals and then to delinquent rentals, if any, in inverse order of maturity. Operating Partnership will make a good faith effort after Closing to collect all rents in the usual course of its operation of the Property, but Operating Partnership will not be obligated to institute any lawsuit or other collection procedures to collect delinquent rents. In the event that there shall be any rents or other charges under any Leases which, although relating to a period prior to Closing, do not become due and payable until after Closing or are paid prior to Closing but are subject to adjustment after Closing (such as reimbursements for year end operating expense reimbursements and the like), then any rents or charges of such type received by Operating Partnership or its agents or Contributors or their agents subsequent to Closing shall, to the extent applicable to a period extending through the Closing, be prorated between Contributors and Operating Partnership as of Closing and Contributors' portion thereof shall be remitted promptly to Contributors by Operating Partnership.

                  (vi) The aggregate principal amount owed Contributors by the tenants under the Leases described on Exhibit I hereto (the "Tenant Improvement Loans") for tenant improvement costs previously funded by Contributors, the reimbursement of which is not included in base rent, shall be credited to Contributors at Closing. The principal amounts outstanding under the Tenant Improvement Loans as of the Effective Date are set forth on said Exhibit I.

            (c) The provisions of this Section 5.5 shall survive Closing.

      5.6 Closing Costs. Contributors shall pay (a) the fees of any counsel representing it in connection with this transaction, (b) the fee for the title examination and the Title Commitment and the premium for the Owner's Policy of Title Insurance to be issued to Operating Partnership by the Title Company at Closing, (c) the cost of the Survey, (d) the transfer tax imposed by the State of Illinois, the County of Lake and the City of Deerfield (if any), and (e) one-half (1/2) of any escrow fee which may be charged by the Escrow Agent or Title Company. Cornerstone shall pay (w) the fees of any counsel representing Cornerstone or Operating Partnership in connection with this transaction; (x) fees for recording the deeds conveying the Property to Operating Partnership;
(y) the fee for any endorsements required by Cornerstone to the Owner's Policy of Title Insurance to be issued to Operating Partnership by the Title Company at Closing; and (z) one-half (1/2) of any escrow fees charged by the Escrow Agent or Title Company. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.

      5.7 Conditions Precedent to Obligation of Cornerstone. The obligation of Cornerstone to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Cornerstone in its sole discretion:

            (a) Contributors shall have delivered to Cornerstone or Operating Partnership all of the items required to be delivered to Cornerstone or Operating Partnership pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 5.2.

            (b) All of the representations and warranties of Contributors contained in this Agreement shall be true and correct in all material' respects as of the date of Closing (with appropriate modifications permitted under this Agreement).

            (c) Contributors shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Contributors as of the date of Closing.

            (d) Cornerstone shall have received a Tenant Estoppel from Jim Beam Brands Company, Gaylord Container and MMI Companies, Inc. (the "Major Tenants") and a Tenant Estoppel or Seller Estoppel (as hereinafter defined) from other tenants of the Improvements such that Cornerstone shall have received Tenant Estoppels or Seller Estoppels from tenants occupying at least 70% of the rentable area of the Improvements which is leased and occupied as of the Effective Date which reflect matters which are not materially inconsistent with the representations and warranties of Contributors contained in Sections 6.1 (c), 6.1 (m), 6.2(c) and 6.2(m) of this Agreement.

In the event any of the foregoing conditions are not fulfilled or waived by Cornerstone by Closing, this Agreement shall terminate and the Earnest Money shall be returned to Cornerstone.

      5.8 Conditions Precedent to Obligation of Contributors. The obligation of Contributors to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Contributors in their sole discretion:

            (a) Contributors shall have received the Units in the number provided for in this Agreement.

            (b) Cornerstone and Operating Partnership shall have delivered to Contributors all of the items required to be delivered to Contributors pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 5.4.

            (c) All of the representations and warranties of Cornerstone contained in this Agreement shall be true and correct in all material respects as of the date of Closing.

            (d) Cornerstone shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Cornerstone as of the date of Closing.

In the event any of the foregoing conditions are not fulfilled or waived by Contributors by Closing, this Agreement shall terminate and the Earnest Money shall be returned to Cornerstone.

                                   ARTICLE VI

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

      6.1 Representations and Warranties of Phase I Owner. Phase I Owner hereby makes the following representations and warranties to Cornerstone as of the Effective Date:

            (a) Organization; Authority; Binding Obligations; No Violation. Phase I Owner has been duly organized and is validly existing under the laws of the State of Illinois. Phase I Owner has full right, authority, power and capacity: (i) to enter into this Agreement and each agreement, document and instrument to be executed and delivered by Phase I Owner pursuant to this Agreement; and (ii) to carry out the transactions contemplated hereby and thereby. This Agreement and each agreement, document and instrument executed and delivered by Phase I Owner pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of Phase I Owner enforceable against Phase I Owner in accordance with their respective terms. The execution, delivery and performance of this Agreement and each agreement, document and instrument executed and delivered by Phase I Owner: (x) does not and will not violate Phase I Owner's organizational documents; (y) does not and will not violate any federal, state, local or other laws applicable to Phase I Owner or require Phase I Owner to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made or which does not remain in effect; and (z) does not and will not violate or conflict with, or result in a breach of, or constitute a default under, any notice, mortgage, contract or agreement to which Phase I Owner is a party, or by which Phase I Owner or any of its properties is bound, other than the documents evidencing and securing the Existing Loans.

            (b) Pending Actions. To Phase I Owner's knowledge, except as described on Exhibit J-1 hereto, there is no action, suit, arbitration, unsatisfied order or judgment, governmental investigation or proceeding pending against the Phase I Property or the transaction contemplated by this Agreement.

            (c) Phase I Leases. The Phase I Leases listed in the Phase I Lease Schedule constitute all of the leases, licenses and occupancy agreements affecting the Phase I Property to which the Phase I Owner is a party (either directly or by successor to ownership of the Building) and, except as set forth on the Phase I Lease Schedule or on Exhibit K- 1 attached hereto: (i) the Phase I Leases have not been modified or amended, (ii) as of the date hereof, to Phase I Owner's knowledge, the Leases are in full force and effect, and the Phase I Owner has not sent written notice to any tenant under a Lease claiming that the tenant is in default under its Lease, which default remains uncured, and the Phase I Owner has no knowledge of any such default, and (iii) Phase I Owner has delivered to Cornerstone, true and complete copies of the Phase I Leases. Exhibit L-1 attached hereto sets forth a true and correct schedule of all security deposits held by Phase I Owner pursuant to the Phase I Leases, specifying the tenant which deposited such security deposit. No interest is payable by Phase I Owner to any tenant with respect to such security deposits. To Phase I Owner's actual knowledge, there are no subleases under, or assignment of, the Phase I Leases except as set forth on the Phase I Lease Schedule. Except as set forth in the Phase I Leases, Phase I Owner has not granted to any person any right to acquire an interest in or to lease, or any right of first offer or first refusal with respect to, all or any portion of the Phase I Property. Except as set forth on Exhibit K-1, (A) each of the tenants under the Phase I Leases has taken possession of its respective demised premises and has commenced payment of rent, (B) all work allowances or other sums required to be paid as of the date hereof by the landlord under the Phase I Leases, and all work required to be performed by the landlord with respect to the preparation of such demised premises or the Phase I Property for the tenant's occupancy under the Phase I Leases, and any other work or other obligation required to be performed by the landlord under the Leases, and any other work or other obligation required to be performed by the landlord under the Leases, has been performed and/or paid for, (C) Phase I Owner has not received from any of the tenants under the Phase I Leases any written notice (i) claiming any default by the landlord under its Lease that has not been remedied, (ii) claiming that it is entitled to any offset, setoff or deduction against rent, (iii) disputing any rent computation that has not been resolved,
      (iv) advising Phase I Owner that it intends to vacate its premises upon the expiration of the term of its Phase I Lease or exercise any right to terminate its Phase I Lease, and (D) to Phase I Owner's knowledge, Phase I Owner is not in default of any of its obligations under the Phase I Leases, no tenant under the Phase I Leases is entitled to any offset, setoff, or deduction against rent and there are no disputes regarding rent computations that have not been resolved. In the event that any Tenant Estoppel delivered to Cornerstone with respect to any Phase I Lease shall contain any statement of fact, information or other matter which is inconsistent with the matters stated in Phase I Owner's representations in this Section 6.l(c), the Tenant Estoppel shall control and Phase I Owner shall have no liability for any claim based upon a breach of representation regarding such statement of fact, information or other matter contained in the Tenant Estoppel. Notwithstanding anything to the contrary contained in this Agreement, Phase I Owner does not represent or warrant that any particular Phase I Lease will be in force or effect at Closing or that the tenants under the Phase I Leases will have performed their obligations thereunder. The termination of any Phase I Lease prior to Closing by reason of the tenant's default shall not affect the obligations of Cornerstone under this Agreement in any manner or entitle Cornerstone to an abatement of or credit against the Purchase Price or give rise to any other claim on the part of Cornerstone. The Lease with Matas Corporation shall terminate as of Closing.

            (d) Lease Brokerage. Phase I Owner has paid all leasing commissions heretofore due and payable with respect to the Phase I Leases and, except as set forth on Exhibit M-1, (i) to Phase I Owner's knowledge, no person is entitled to any leasing commission in connection with the extension or renewal of any Phase I Lease or in connection with the exercise by any tenant of any expansion or extension option contained in any of the Phase I Leases, (ii) neither the Phase I Owner nor the Phase I Property is subject to any "protection list" or similar obligation with respect to the future leasing of the Phase I Property, and (iii) Phase I Owner has not received any notice of any valid claim for commission with respect to the Phase I Leases which has not been paid.

            (e) No Violations. To Phase I Owner's knowledge, Phase I Owner has not received prior to the Effective Date any written notification from any governmental or public authority (i) that the Phase I Property is in violation of any applicable fire, health, building, use, occupancy or zoning laws where such violation remains outstanding and, if unaddressed, would have a material adverse effect on the use of the Phase I Property as currently owned and operated or (ii) that any work is required to be done upon or in connection with the Phase I Property, where such work remains outstanding and, if unaddressed, would have a material adverse effect on the use of the Phase I Property as currently owned and operated.

            (f) Taxes and Assessments. True and complete copies of the most recent real estate tax bills for the Phase I Property have been delivered to Cornerstone.

            (g) Condemnation. No condemnation proceedings relating to the Phase I Property are pending or, to Phase I Owner's knowledge, threatened.

            (h) Insurance. Phase I Owner has not received any written notice from any insurance company or board of fire underwriters of any defects or inadequacies in or on the Phase I Property or any part or component thereof that would materially and adversely affect the insurability of the Phase I Property or cause any material increase in the premiums for insurance for the Phase I Property that have not been cured or repaired.

            (i) Environmental Matters. Except as set forth in any environmental assessment reports in Phase I Owner's possession and disclosed to Cornerstone or as otherwise disclosed to Cornerstone, to Phase I Owner's knowledge, Phase I Owner has received no written notification that any governmental or quasi-governmental authority has determined that there are any violations of environmental statutes, ordinances or regulations affecting the Phase I Property. Phase I Owner has delivered or made available to Cornerstone true and correct copies of all engineering, environmental and similar reports relating to the Phase I Property which are in Phase I Owner's possession. As used herein, "Hazardous Substances" means all hazardous or toxic materials, substances, pollutants, contaminants, or wastes currently identified as a hazardous substance or waste in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (commonly known as "CERCLA"), as amended, the Superfund Amendments and Reauthorization Act (commonly known as "SARA"), the Resource Conservation and Recovery Act (commonly known as "RCRA"), or any other federal, state or local legislation or ordinances applicable to the Property.

            (j) Operating Agreements. The Operating Agreements Schedule lists all service, maintenance, supply and management contracts affecting the Phase I Property in effect on the date hereof, and (i) except as set forth on the Operating Agreements Schedule, the Operating Agreements have not been modified or amended and are in full force and effect, (ii) Phase I Owner has delivered to Cornerstone true and complete copies of the Operating Agreements and (iii) except as set forth on the Operating Agreements Schedule, Phase I Owner has not sent written notice to any contractor under any Operating Agreement claiming such party to be in default, which default remains uncured.

            (k) Licenses and Permits. All licenses and permits from governmental authorities necessary for the operation or maintenance of the Phase I Property have been issued and, Phase I Owner has not received written notice of the termination or expiration thereof or any violations thereunder, and to the knowledge of Phase I Owner, the same are in full force and effect.

            (l) Employees. Phase I Owner does not directly employ any employees who work at the Phase I Property.

            (m) Rent Roll. Attached hereto as Exhibit N-1 is a true and correct rent roll for the Phase I Property (specifying the name of the tenant, the space leased, the amount of base rent payable, the tenant's share of escalations, the amount of any arrearages (and the age of such arrearages), and the commencement and expiration dates of each Phase I Lease).

            (n) Financial Statements. To Phase I Owner's knowledge, the financial statements of the Phase I Property heretofore delivered to Cornerstone by or on behalf of Phase I Owner are true and correct in all material respects as to the period to which they relate.

            (o) Beneficial Interest. Phase I Owner is the sole owner of the beneficial interest in the Illinois land trust which holds title to the Phase I Land and the Phase I Improvements, free and clear of any liens, encumbrances or rights of others, other than the holder of the Existing Loan which is secured by the Phase I Property.

      6.2 Representations and Warranties of Phase II Owner. Phase II Owner hereby makes the following representations and warranties to Cornerstone as of the Effective Date:

            (a) Organization; Authority; Binding Obligations; No Violation. Phase II Owner has been duly organized and is validly existing under the laws of the State of Illinois. Phase II Owner has full right, authority, power and capacity: (i) to enter into this Agreement and each agreement, document and instrument to be executed and delivered by Phase II Owner pursuant to this Agreement; and (ii) to carry out the transactions contemplated hereby and thereby. This Agreement and each agreement, document and instrument executed and delivered by Phase II Owner pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of Phase II Owner enforceable against Phase II Owner in accordance with their respective terms. The execution, delivery and performance of this Agreement and each agreement, document and instrument executed and delivered by Phase II
      Owner: (x) does not and will not violate Phase II Owner's organizational documents; (y) does not and will not violate any federal, state, local or other laws applicable to Phase II Owner or require Phase II Owner to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made or which does not remain in effect; and (z) does not and will not violate or conflict with, or result in a breach of, or constitute a default under, any notice, mortgage, contract or agreement to which Phase II Owner is a party, or by which Phase II Owner or any of its properties is bound, other than the documents evidencing and securing the Existing Loans.

            (b) Pending Actions. To Phase II Owner's knowledge, except as described on Exhibit J-2 hereto, there is no action, suit, arbitration, unsatisfied order or judgment, governmental investigation or proceeding pending against the Phase H Property or the transaction contemplated by this Agreement.

            (c) Phase II Leases. The Phase II Leases listed in the Phase II Lease Schedule constitute all of the leases, licenses and occupancy agreements affecting the Phase II Property to which the Phase II Owner is a party (either directly or by successor to ownership of the Building) and, except as set forth on the Phase II Lease Schedule or on Exhibit K-2 attached hereto: (i) the Phase II Leases have not been modified or amended, (ii) as of the date hereof, to Phase II Owner's knowledge, the Leases are in full force and effect, and the Phase II Owner has not sent written notice to any tenant under a Lease claiming that the tenant is in default under its Lease, which default remains uncured, and the Phase II Owner has no knowledge of any such default, and (iii) Phase II Owner has delivered to Cornerstone, true and complete copies of the Phase 11 Leases. Exhibit L-2 attached hereto sets forth a true and correct schedule of all security deposits held by Phase II Owner pursuant to the Phase II Leases, specifying the tenant which deposited such security deposit. No interest is payable by Phase II Owner to any tenant with respect to such security deposits. To Phase II Owner's actual knowledge, there are no subleases under, or assignment of, the Phase II Leases except as set forth on the Phase II Lease Schedule. Except as set forth in the Phase II Leases, Phase II Owner has not granted to any person any right to acquire an interest in or to lease, or any right of first offer or first refusal with respect to, all or any portion of the Phase II Property. Except as set forth on Exhibit K-2, (A) each of the tenants under the Phase II Leases has taken possession of its respective demised premises and has commenced payment of rent, (B) all work allowances or other sums required to be paid as of the date hereof by the landlord under the Phase II Leases, and all work required to be performed by the landlord with respect to the preparation of such demised premises or the Phase II Property for the tenant's occupancy under the Phase II Leases, and any other work or other obligation required to be performed by the landlord under the Leases, and any other work or other obligation required to be performed by the landlord under the Leases, has been performed and/or paid for, (C) Phase II Owner has not received from any of the tenants under the Phase II Leases any written notice (i) claiming any default by the landlord under its Lease that has not been remedied, (ii) claiming that it is entitled to any offset, setoff or deduction against rent, (iii) disputing any rent computation that has not been resolved or (iv) advising Phase II Owner that it intends to vacate its premises upon the expiration of the term of its Phase II Lease or exercise any right to terminate its Phase II Lease, and (D) to Phase II Owner's knowledge, as Phase II Owner is not in default of any of its obligations under the Phase II Leases, no tenant under the Phase II Leases is entitled to any offset, setoff, or deduction against rent and there are no disputes regarding rent computations that have not been resolved. In the event that any Tenant Estoppel delivered to Cornerstone with respect to any Phase II Lease shall contain any statement of fact, information or other matter which is inconsistent with the matters stated in Phase II Owner's representations in this Section 6.l(c), the Tenant Estoppel shall control and Phase II Owner shall have no liability for any claim based upon a breach of representation regarding such statement of fact, information or other matter contained in the Tenant Estoppel. Notwithstanding anything to the contrary contained in this Agreement, Phase II Owner does not represent or warrant that any particular Phase 11 Lease will be in force or effect at Closing or that the tenants under the Phase II Leases will have performed their obligations thereunder. The termination of any Phase II Lease prior to Closing by reason of the tenant's default shall not affect the obligations of Cornerstone under this Agreement in any manner or entitle Cornerstone to an abatement of or credit against the Purchase Price or give rise to any other claim on the part of Cornerstone.

            (d) Lease Brokerage. Phase II Owner has paid all leasing commissions heretofore due and payable with respect to the Phase II Leases and, except as set forth on Exhibit M-2, (i) to Phase II Owner's knowledge, no person is entitled to any leasing commission in connection with the extension or renewal of any Phase II Lease or in connection with the exercise by any tenant of any expansion or extension option contained in any of the Phase II Leases, (ii) neither the Phase II Owner nor the Phase II Property is subject to any "protection list" or similar obligation with respect to the future leasing of the Phase II Property, and (iii) Phase II Owner has not received any notice of any valid claim for commission with respect to the Phase II Leases which has not been paid.

            (e) No Violations. To Phase II Owner's knowledge, Phase II Owner has not received prior to the Effective Date any written notification from any governmental or public authority (i) that the Phase II Property is in violation of any applicable fire, health, building, use, occupancy or zoning laws where such violation remains outstanding and, if unaddressed, would have a material adverse effect on the use of the Phase II Property as currently owned and operated or (ii) that any work is required to be done upon or in connection with the Phase II Property, where such work remains outstanding and, if unaddressed, would have a material adverse effect on the use of the Phase II Property as currently owned and operated.

            (f) Taxes and Assessments. True and complete copies of the most recent real estate tax bills for the Phase II Property have been delivered to Cornerstone.

            (g) Condemnation. No condemnation proceedings relating to the Phase II Property are pending or, to Phase II Owner's knowledge, threatened.

            (h) Insurance. Phase II Owner has not received any written notice from any insurance company or board of fire underwriters of any defects or inadequacies in or on the Phase II Property or any part or component thereof that would materially and adversely affect the insurability of the Phase II Property or cause any material increase in the premiums for insurance for the Phase II Property that have not been cured or repaired.

            (i) Environmental Matters. Except as set forth in any environmental assessment reports in Phase II Owner's possession and disclosed to Cornerstone or as otherwise disclosed to Cornerstone, to Phase II Owner's knowledge, Phase II Owner has received no written notification that any governmental or quasi-governmental authority has determined that there are any violations of environmental statutes, ordinances or regulations affecting the Phase II Property. Phase II Owner has delivered or made available to Cornerstone true and correct copies of all engineering, environmental and similar reports relating to the Phase II Property which are in Phase II Owner's possession.

            (j) Operating Agreements. The Operating Agreements Schedule lists all service, maintenance, supply and management contracts affecting the Phase II Property in effect on the date hereof, and (i) except as set forth on the Operating Agreements Schedule, the Operating Agreements have not been modified or amended and are in full force and effect, (ii) Phase II Owner has delivered to Cornerstone true and complete copies of the Operating Agreements and (iii) except as set forth on the Operating Agreements Schedule, Phase II Owner has not sent written notice to any contractor under any Operating Agreement claiming such party to be in default, which default remains uncured.

            (k) Licenses and Permits. All licenses and permits from governmental authorities necessary for the operation or maintenance of the Phase II Property have been issued and, Phase II Owner has not received written notice of the termination or expiration thereof or any violations thereunder, and to the knowledge of Phase II Owner, the same are in full force and effect.

            (l) Employees. Phase II Owner does not directly employ any employees who work at the Phase II Property.

            (m) Rent Roll. Attached hereto as Exhibit N-2 is a true and correct rent roll for the Phase II Property (specifying the name of the tenant, the space leased, the amount of base rent payable, the tenant's share of escalations, the amount of any arrearages (and the age of such arrearages), and the commencement and expiration dates of each Phase II Lease).

            (n) Financial Statements. To Phase II Owner's knowledge, the financial statements of the Phase II Property heretofore delivered to Cornerstone by or on behalf of Phase II Owner are true and correct in all material respects as to the period to which they relate.

            (o) Beneficial Interest. Phase II Owner is the sole owner of the beneficial interest in the Illinois land trust which holds title to the Phase II Land and the Phase II Improvements, free and clear of any liens, encumbrances or rights of others, other than the holder of the Existing Loan which is secured by the Phase II Property.

      6.3 Intentionally Omitted.

      6.4 Knowledge Defined. References to the "knowledge" of Phase I Owner and Phase II Owner shall refer only to the actual knowledge of Myron Levin and Arvin
L. Reiger, and shall
not be construed, by imputation or otherwise, to refer to the knowledge of Phase I Owner or Phase II Owner or any affiliate of either of them, to any property manager, or to any other officer, agent, manager, representative or employee of Phase I Owner or Phase II Owner or any affiliate or to impose upon such persons any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains.

      6.5 Survival of Contributors' Representations and Warranties. The representations and warranties of Contributors set forth in Sections 6.1 and 6.2, as updated by the certificates of Contributors to be delivered to Cornerstone at Closing in accordance with Section 5.2(g) hereof, and the representations and warranties of Manager set forth in Section 6.3, shall survive Closing for a period of one year. No claim for a breach of any representation or warranty of Contributors shall be actionable or payable (a) if the breach in question results from or is based on a condition, state of facts or other matter which was known to Cornerstone prior to Closing and contained in any written documents, reports, instruments or correspondence delivered to Cornerstone by Contributors or made available by Contributors for Cornerstone's review or prepared by any of Cornerstone's consultants or employees, (b) unless the valid claims for all such breaches collectively aggregate more than Three Hundred Thousand Dollars ($300,000), in which event the full amount of such claims shall be actionable, and (c) unless written notice containing a description of the specific nature of such breach shall have been given by Cornerstone to Contributors and Manager prior to the expiration of said one year period and an action shall have been commenced by Cornerstone against Contributors or Manager within six months thereafter.

      6.6 Covenants of Contributors. Contributors hereby covenant with Cornerstone as follows:

            (a) From the Effective Date hereof until the Closing or earlier termination of this Agreement, Contributors shall operate and maintain the Property in a manner generally consistent with the manner in which Contributors have operated and maintained the Property prior to the date hereof.

            (b) Contributors shall use reasonable efforts (but without obligation to incur any cost or expense) to obtain and deliver to Cornerstone prior to Closing, a written estoppel certificate in the form of Exhibit E attached hereto and made a part hereof as modified for specific lease terms and circumstances signed by each tenant occupying space in the Improvements. The signed certificates are referred to herein as the "Tenant Estoppels". In the event that any such Tenant Estoppels are not so obtained and delivered, Phase I Owner or Phase II Owner, as applicable, shall have the right (but not the obligation) to execute and deliver to Purchaser at the Closing a certificate (hereinafter referred to as a "Seller Estoppel") in favor of the Operating Partnership warranting that the items set forth in Exhibit E with respect to tenants (other than the Major Tenants) under Leases for which a Tenant Estoppel has not been obtained are true, provided that: (i) the Seller Estoppels shall survive the Closing and shall automatically expire and terminate on the first anniversary of the Closing if no claim has theretofore been made thereunder or earlier upon receipt by the

      Operating Partnership of a Tenant Estoppel from the applicable tenant, and
      (ii) any statement of facts which is not contained in such tenant's Lease shall be made to the knowledge of Phase I Owner or Phase II Owner, as applicable.

            (c) A copy of any renewal or expansion of an existing Lease or of any new Lease which Contributor wishes to execute between the Effective Date and the date of Closing will be submitted to Cornerstone prior to execution by Contributor. Cornerstone agrees to notify Contributor in writing within five (5) business days after its receipt thereof of either its approval (which approval will not be unreasonably withheld) or disapproval, including all Tenant Inducement Costs and leasing commissions to be incurred in connection therewith. In the event Cornerstone fails to notify Contributor in writing of its approval or disapproval within the five (5) day time period for such purpose set forth above, such failure shall be deemed the approval by Cornerstone.

      6.7 Representations and Warranties of Cornerstone. Cornerstone hereby represents and warrants to Contributors and Manager:

            (a) Authority; Binding Obligations; and No Violation. Cornerstone has full right, authority, power and capacity: (i) to enter into this Agreement, the Partnership Agreement and each other agreement, document and instrument to be executed and delivered by or on behalf of Cornerstone and the Operating Partnership pursuant to this Agreement; and (ii) to carry out the transactions contemplated hereby and thereby. This Agreement, the Partnership Agreement and each other agreement, document and instrument executed and delivered by or on behalf of Cornerstone and the Operating Partnership pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of Cornerstone and the Operating Partnership, as applicable, each enforceable in accordance with their respective terms. The execution, delivery and performance of this Agreement, the Partnership Agreement and each other agreement, document and instrument executed and delivered by or on behalf of Cornerstone and the Operating Partnership: (x) does not and will not violate Cornerstone's or the Operating Partnership's organizational documents; (y) does not and will not violate any foreign, federal, state, local or other laws applicable to Cornerstone or the Operating Partnership or require Cornerstone or the Operating Partnership to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made or which does not remain in effect; and (z) does not and will not violate or conflict with, or result in a breach of, or constitute a default under, any note, mortgage, contract or agreement to which Cornerstone or the Operating Partnership is a party, or by which Cornerstone or Operating Partnership or any of their properties is bound.

            (b) Units and Shares. The Units to be issued upon contribution of the Property and the Management Agreements will have been duly authorized and validly issued, free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions of every nature, except as provided in this Agreement, the Partnership Agreement and the

      Registration Rights Agreement. The shares of common stock of Cornerstone that may be issued upon conversion of the Units under the terms of the Partnership Agreement will have been duly authorized and when issued in accordance with the terms of the Partnership Agreement, will be validly issued and fully paid and non assessable.

            (c) No Litigation. There is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Cornerstone which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

            (d) REIT Qualification. Cornerstone is qualified, has been qualified since the year ended December 31, 1983, and has been operating since the beginning of the current fiscal year, in a manner that would continue to permit it to be qualified, and intends to operate so it continues to be qualified, as a real estate investment trust under Section 856 et seq. of the Code.

            (e) Tax Returns and Financial Statements. Cornerstone's federal income tax returns and financial statements for the calendar years 1995 and 1996, have been provided to Contributors and together with all interim financial statements for 1997 heretofore furnished to Contributors are true, correct and complete.

            (f) No Material Adverse Change. Since September 30, 1997, there has not been any material adverse change in the business, operations, properties, assets or condition of Cornerstone or any event, condition, or contingency that is likely to result in such a material adverse change.

            (g) SEC Reports. Cornerstone has filed all forms, reports and documents required to be filed with the SEC since December 31, 1996, including (i) its Annual Report on Form 10-K for the fiscal year ended December 31, 1996, (ii) its Quarterly Reports on Form 10-Q for the periods ended March 31, June 30 and September 30, 1997, (iii) all other reports or registration statements filed by Cornerstone with the SEC since December 31, 1996, and (iv) all amendments and supplements to all such reports and registration statements filed by Contributor with the SEC. All such required forms, reports and documents (including those enumerated in clauses (i) through (iv) of the preceding sentence) are referred to herein as the "SEC Reports".

            (h) Operating Partnership. Upon formation, the Operating Partnership
      (i) will be a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) will have all requisite partnership power and authority to own, operate, lease and encumber its properties and conduct the business for which it is formed, and (iii) will be duly qualified to do business and be in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification. The sole general partner of the Operating Partnership will be Cornerstone.

      6.8 Survival of Cornerstone's Representations and Warranties. The representations and warranties of Cornerstone set forth in Section 6.7 shall survive Closing and shall be a continuing representation and warranty without limitation.

      6.9 Covenants of Cornerstone. Cornerstone hereby covenants with Contributors as follows:

            (a) Cornerstone shall, in connection with its investigation of the Property during the Inspection Period, inspect the Property for the presence of Hazardous Substances (as defined in Section 6. 1 (i) hereof), and shall furnish to Contributors copies of any reports received by Cornerstone in connection with any such inspection. Cornerstone shall also furnish to Contributors copies of any other reports received by Cornerstone relating to any other inspections of the Property conducted on Cornerstone's behalf, if any (including, specifically, without limitation, any reports analyzing compliance of the Property with the provisions of the Americans with Disabilities Act ("ADA"), 42 U.S.C. ss.12101, et seq., if applicable).

      6.10 Investment Representations and Warranties. Each Contributor represents and warrants as follows:

            (a) It is an "accredited investor" within the meaning of Rule 501 promulgated under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"). It understands the risks of, and other considerations relating to, the purchase of the Units. It, by reason of its business and financial experience, together with the business and financial experience of those persons, if any, retained by it to represent or advise it with respect to its investment in the Units, has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of an investment in the Operating Partnership and of making an informed investment decision, (ii) is capable of protecting its own interest or has engaged representatives or advisors to assist it in protecting its interest and (iii) is capable of bearing the economic risk of such investment.

            (b) The Units to be issued to it will be acquired by it for its own account for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein.

            (c) Each Contributor acknowledges that (i) the Units to be issued to it have not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws, (ii) Cornerstone's and the Operating Partnership's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of it contained herein, (iii) such Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (iv) there is no public market for such Units, and (v) the Operating Partnership has no obligation or intention to register such Units for resale under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws. Each Contributor hereby acknowledges that because of the restrictions on transfer or assignment of such Units to be issued hereunder which are set forth in this Agreement and in the Partnership Agreement, it may have to bear the economic risk of the investment commitment evidenced by this Agreement and any Units purchased hereby for an indefinite period of time, although (x) under the terms of the Partnership Agreement, Units may be converted into common stock of Cornerstone and (y) the holder of any such common stock issued upon a presentation of Units for conversion will be afforded certain rights to have such common stock registered for resale under the Securities Act or applicable state securities laws under the Registration Rights Agreement.

            (d) Contributors are sophisticated investors and their respective decisions to acquire the Units (and upon conversion Cornerstone common stock) are based upon their independent evaluations of publicly available information regarding the financial condition, operations, properties and prospects of Cornerstone, and other facts that Contributors deem material to Contributors' decision. Contributors have not relied in entering into this Agreement upon any oral or written information from Cornerstone, or any of its respective employees, affiliates, agents or representatives, other than the representations and warranties of Cornerstone contained herein and Cornerstone's periodic public filings with the Securities Exchange Commission. Contributors have conducted such due diligence and analysis as Contributors deemed necessary, proper or appropriate in order to make a complete informed decision with respect to its acquisition of the Units. Contributors acknowledge that the Units may have limited or no liquidity until converted to shares of Cornerstone common stock.

                                  ARTICLE VII

                                    DEFAULT

      7.1 Default by Cornerstone. If Cornerstone defaults for any reason other than Contributors' default or the permitted termination of this Agreement by Contributors or Cornerstone as herein expressly provided, Contributors shall be entitled, as their sole remedy, to terminate this Agreement and receive the Earnest Money as liquidated damages for the breach of this Agreement, it being agreed between the parties hereto that the actual damages to Contributors in the event of such breach are impractical to ascertain and the amount of the Earnest Money is a reasonable estimate thereof.

      7.2 Default by Contributors or Manager. In the event that Contributors fail to consummate this Agreement for any reason other than Cornerstone's default or the permitted termination of this Agreement by Contributors or Cornerstone as herein expressly provided,

Cornerstone shall be entitled, as its sole remedy, either (a) to receive the return of the Earnest Money, which return shall operate to terminate this Agreement and release Contributors from any and all liability hereunder, or (b) to enforce specific performance of Contributors' obligations to execute the documents required to contribute the Property to the Operating Partnership, it being understood and agreed that the remedy of specific performance shall not be available to enforce any other obligations of Contributors hereunder. Cornerstone expressly waives its rights to seek damages in the event of Contributors' default hereunder. Cornerstone shall be deemed to have elected to terminate this Agreement and receive back the Earnest Money if Cornerstone fails to file suit for specific performance against Contributors in a court having jurisdiction in the county and state in which the Property is located, on or before sixty (60) days following the date upon which Closing was to have occurred.

                                  ARTICLE VIII

                                  RISK OF LOSS

      8.1 Minor Damage. In the event of loss or damage to the Property or any portion thereof which is not "major" (as hereinafter defined), this Agreement shall remain in full force and effect provided Contributors perform any necessary repairs or, at Contributors' option, assigns to the Operating Partnership all of Contributors' right, title and interest to any claims and proceeds Contributors may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Contributors elect to perform repairs upon the Property, Contributors shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs. If Contributors elect to assign a casualty claim to the Operating Partnership, the Property Acquisition Value shall be reduced by an amount equal to the deductible amount under Contributors' insurance policy. Upon Closing, full risk of loss with respect to the Property shall pass to the Operating Partnership.

      8.2 Major Damage. In the event of a "major" loss or damage, either Contributors or Cornerstone may terminate this Agreement by written notice to the other party, in which event the Earnest Money shall be returned to Cornerstone. If neither Contributors nor Cornerstone elects to terminate this Agreement within ten (10) days after Contributors send Cornerstone written notice of the occurrence of major loss or damage, then Contributors and Cornerstone shall be deemed to have elected to proceed with Closing, in which event Contributors shall, at Contributors' option, either (a) perform any necessary repairs, or (b) assign to the Operating Partnership all of Contributors' right, title and interest to any claims and proceeds Contributors may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Contributors elect to perform repairs upon the Property, Contributors shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs. If Contributors elect to assign a casualty claim to the Operating Partnership, the Property Acquisition Value shall be reduced by an amount equal to the deductible amount under Contributors' insurance policy. Upon Closing, full risk of loss with respect to the Property shall pass to the Operating Partnership.

      8.3 Definition of "Major" Loss or Damage. For purposes of Sections 8.1 and 8.2, "major" loss or damage refers to the following: (i) loss or damage to the Property or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage would be, in the opinion of an architect selected by Contributors and reasonably approved by Cornerstone, equal to or greater than Seven Million Five Hundred Thousand and No/100 Dollars ($7,500,000.00), and (ii) any loss due to a condemnation which permanently and materially impairs the current use of the Property. If Cornerstone does not give notice to Contributors of Cornerstone's reasons for disapproving an architect within five (5) business days after receipt of notice of the proposed architect, Cornerstone shall be deemed to have approved the architect selected by Contributors.

                                   ARTICLE IX

                                  COMMISSIONS

      9.1 Brokerage Commissions. Each party represents to the other that there has been no broker or finder engaged in connection with the transaction contemplated hereby other than Julian Taft & Downey, Inc. (the "Broker"). Contributors agree to pay any fee payable to Broker pursuant to a separate agreement between Contributors and Broker. Each party agrees that should any claim be made for brokerage commissions or finder's fees by any broker or finder other than the Broker by, through or on account of any acts of said party or its representatives, said party will indemnify and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense in connection therewith. The provisions of this paragraph shall survive Closing.

                                   ARTICLE X

                            DISCLAIMERS AND WAIVERS

      10.1 No Reliance on Documents. Except as expressly stated herein, Contributors make no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Contributors to Cornerstone in connection with the transaction contemplated hereby. Cornerstone acknowledges and agrees that all materials, data and information delivered by Contributors to Cornerstone in connection with the transaction contemplated hereby are provided to Cornerstone as a convenience only and that any reliance on or use of such materials, data or information by Cornerstone shall be at the sole risk of Cornerstone, except as otherwise expressly stated herein. Without limiting the generality of the foregoing provisions, Cornerstone acknowledges and agrees that (a) any environmental or other report with respect to the Property which is delivered by Contributors to Cornerstone shall be for general informational purposes only,

(b) Cornerstone shall not have any right to rely on any such report delivered by Contributors to Cornerstone, but rather will rely on its own inspections and investigations of the Property and any reports commissioned by Cornerstone with respect thereto, and (c) neither Contributors, any affiliate of Contributors, Manager nor the person or entity which prepared any such report delivered by Contributors to Cornerstone shall have any liability to Cornerstone for any inaccuracy in or omission from any such report.

      10.2 DISCLAIMERS. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT CONTRIBUTORS ARE NOT MAKING AND HAVE NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESSED OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ZONING, TAX CONSEQUENCES, LATENT OR PATENT PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF THE PROPERTY DOCUMENTS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF CONTRIBUTORS TO CORNERSTONE, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. CORNERSTONE ACKNOWLEDGES AND AGREES THAT UPON CLOSING CONTRIBUTORS SHALL CONVEY TO OPERATING PARTNERSHIP AND OPERATING PARTNERSHIP SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS, WITH ALL FAULTS", EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. CORNERSTONE HAS NOT RELIED AND WILL NOT RELY ON, AND CONTRIBUTORS ARE NOT LIABLE FOR OR BOUND BY, ANY EXPRESSED OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, PROPERTY INFORMATION PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY CONTRIBUTORS, THE MANAGER OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT CONTRIBUTORS, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT. CORNERSTONE REPRESENTS TO CONTRIBUTORS THAT CORNERSTONE HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS CORNERSTONE DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF CONTRIBUTORS OR THEIR AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS,

WARRANTIES AND COVENANTS OF CONTRIBUTORS AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. UPON CLOSING, THE OPERATING PARTNERSHIP SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY CORNERSTONE'S INVESTIGATIONS, AND CORNERSTONE AND OPERATING PARTNERSHIP, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED CONTRIBUTORS (AND CONTRIBUTORS' PARTNERS AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH CORNERSTONE OR OPERATING PARTNERSHIP MIGHT HAVE ASSERTED OR ALLEGED AGAINST CONTRIBUTORS (AND CONTRIBUTORS' PARTNERS AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY. CORNERSTONE AGREES THAT SHOULD ANY CLEANUP, REMEDIATION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL CONDITIONS ON THE PROPERTY BE REQUIRED AFTER THE DATE OF CLOSING, SUCH CLEAN-UP, REMOVAL OR REMEDIATION SHALL BE THE RESPONSIBILITY OF AND SHALL BE PERFORMED AT THE SOLE COST AND EXPENSE OF OPERATING PARTNERSHIP.

      10.3 Effect and Survival of Disclaimers. Contributors and Cornerstone acknowledge that the compensation to be paid to Contributors for the Property takes into account that the Property is being sold subject to the provisions of this Article IX. Contributors and Cornerstone agree that the provisions of this
Article IX shall survive Closing.

                                   ARTICLE XI

             CONTINUING AGREEMENTS AMONG CONTRIBUTORS, CORNERSTONE
                     AND OPERATING PARTNERSHIP; TAX MATTERS

      11.1 Disposition of Property. Cornerstone agrees that the Operating Partnership shall not sell or dispose of the Land and Improvements prior to the date (the "End Date") which is the earlier to occur of (a) the tenth anniversary of the Closing, and (b) date on which Units aggregating less than 25% of the number of Units distributed at Closing are held by the Contributors (or their constituent partners), without the prior written consent of the then holders of the Units, except in connection with a like-kind exchange under Section 1031 of the Internal Revenue Code of 1986, as amended (the "Code") or other disposition that pursuant to a nonrecognition provision in the Code does not result in the current recognition of any gain to said holders of the Units.

      11.2 Maintenance of Operating Partnership Loan. Cornerstone agrees that the Operating Partnership shall keep outstanding the Operating Partnership Loan in the principal amount of no less than $80,000,000 until the End Date.

      11.3 Conversion of Units. Contributors shall not convert any of the Units into shares of Cornerstone for a period of one year from the Closing (the "Lock-Up Period").

      11.4 Section 704(c) Allocation. Cornerstone and Contributors agree that, for purposes of Section 704(c) of the Internal Revenue Code of 1986 as amended (the "Code"), the consideration payable to Contributors as set forth in this Agreement will be allocated among the various components of the Property in a manner to be reasonably agreed upon by Cornerstone and Contributors prior to the Closing. The method under Section 704(c) of the Code used by Cornerstone with respect to the Property to adjust for discrepancies between the agreed upon value of the various components of the Property and the adjusted tax basis of such components will be the "traditional method," as set forth in Treasury Regulation ss.1.704-3(c)(1).

      11.5 Allocation of Operating Partnership Loan. If requested in writing by Contributors, the Operating Partnership Loan shall be split between the Phase I Property and the Phase II Property in such amount as Contributors reasonably request. Each portion of the Operating Partnership Loan may be cross defaulted and cross collateralized with the other portion. In addition, the Contributors' basis in the Operating Partnership Loan shall be allocated to each Contributor, or to such Contributor's partners (or to partners of such partners), in accordance with written instructions provided to the Operating Partnership by Contributors, which allocation shall be subject to the approval of the Operating Partnership, which approval will not be unreasonably withheld.

                                  ARTICLE XII

                                 MISCELLANEOUS

      12.1 Confidentiality. Cornerstone and its representatives shall hold in strictest confidence all data and information obtained with respect to Contributor or its business, whether obtained before or after the execution and delivery of this Agreement, and shall not disclose the same to others; provided, however, that it is understood and agreed that Cornerstone may disclose such data and information as required by law (including securities laws) and to the employees, consultants, accountants and attorneys of Cornerstone provided that such persons agree in writing to treat such data and information confidentially. In the event this Agreement is terminated or Cornerstone fails to perform hereunder, Cornerstone shall promptly return to Contributors any statements, documents, schedules, exhibits or other written information obtained from Contributors in connection with this

Agreement or the transaction contemplated herein. It is understood and agreed that, with respect to any provision of this Agreement which refers to the termination of this Agreement and the return of the Earnest Money to Cornerstone, such Earnest Money shall not be returned to Cornerstone unless and until Cornerstone has fulfilled its obligation to return to Contributors the materials described in the preceding sentence. In the event of a breach or threatened breach by Cornerstone or its agents or representatives of this
Section 12.1, Contributors shall be entitled to an injunction restraining Cornerstone or its agents or representatives from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Contributors from pursuing any other available remedy at law or in equity for such breach or threatened breach. The provisions of this Section 12.1 shall survive Closing.

      12.2 Public Disclosure. Prior to Closing, any release to the public of information with respect to the transaction contemplated herein or any matters set forth in this Agreement, other than any disclosure required by securities laws, will be made only in the form approved by Cornerstone and Contributors and their respective counsel.

      12.3 Discharge of Obligations. The acceptance of the Deeds by the Operating Partnership shall be deemed to be a full performance and discharge of every representation and warranty made by Contributors herein and every agreement and obligation on the part of Contributors to be performed pursuant to the provisions of this Agreement, except those which are herein specifically stated to survive Closing.

      12.4 Assignment. Cornerstone may not assign its rights under this Agreement, other than to the Operating Partnership, without first obtaining Contributors' written approval, which approval may be given or withheld in Contributor's sole discretion.

      12.5 Notices. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, or (b) reputable overnight delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

                                    If to Contributors:

                                    c/o Matas Corporation
                                    500 Lake Cook Road
                                    Deerfield, Illinois  60015
                                    Attn.:  Myron Levin
                                    TELECOPY:  (847) 948-9364

                  with a copy to:   Katten Muchin & Zavis
                                    525 West Monroe Street
                                    Suite 1600
                                    Chicago, Illinois  60661-3693
                                    Attn.:  Nina B. Matis, Esq.
                                    TELECOPY:  (312) 902-1061

                  If to Purchaser:  Cornerstone Properties, Inc.
                                    126 East 56th Street
                                    New York, New York  10022
                                    Attn.: Francis H. Shields, Jr.
                                    TELECOPY:  (212) 605-7199

                  with a copy to:   Shearman & Sterling
                                    599 Lexington Avenue
                                    New York, NY  10022
                                    Attn.:  Timothy G. Little, Esq.
                                    TELECOPY:  (212) 848-7179

      12.6 Intentionally Omitted.

      12.7 Modifications. This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

      12.8 Tenant Notification Letters. Operating Partnership shall deliver to each and every tenant of the Property under a Lease thereof a signed statement acknowledging Operating Partnership's receipt and responsibility for each tenant's security deposit (to the extent delivered by Contributors to Operating Partnership at Closing), if any, all in compliance with and pursuant to the applicable provisions of applicable law. The provisions of this paragraph shall survive Closing.

      12.9 Calculation of Time Periods. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State in which the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday. The final day of any such period shall be deemed to end at 5 p.m., local time.

      12.10 Successors and Assigns. The terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto.

      12.11 Entire Agreement. This Agreement, including the Exhibits, contains the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter.

      12.12 Further Assurances. Each party agrees that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement. Without limiting the generality of the foregoing, Cornerstone shall, if requested by Contributors, execute acknowledgments of receipt with respect to any materials delivered by Contributors to Cornerstone with respect to the Property. The provisions of this Section 12.12 shall survive Closing.

      12.13 Counterparts. This Agreement may be executed in counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Agreement.

      12.14 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

      12.15 Applicable Law. This Agreement is performable in the state in which the Property is located and shall in all respects be governed by, and construed in accordance with, the substantive federal laws of the United States and the laws of such state. Contributors and Cornerstone hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the state in which the Property is located in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the state in which the Property is located. Cornerstone and Contributors agree that the provisions of this section 12.15 shall survive the Closing of the transaction contemplated by this Agreement.

      12.16 No Third Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Contributors, Cornerstone and Operating Partnership only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

      12.17 Exhibits and Schedules. The following schedules or exhibits attached hereto shall be deemed to be an integral part of this Agreement:

            (a)   Exhibit A-1 -  Legal Description of the Phase I Land
            (b)   Exhibit A-2 -  Legal Description of the County Parcel
            (c)   Exhibit A-3 -  Legal Description of the Phase II Land
            (d)   Exhibit B-1 -  Phase I Personal Property
            (e)   Exhibit B-2 -  Phase II Personal Property
            (f)   Exhibit C-1 -  Phase I Lease Schedule
            (g)   Exhibit C-2 -  Phase II Lease Schedule
            (h)   Exhibit D   -  Operating Agreements Schedule
            (i)   Exhibit E   -  Tenant Estoppel Form
            (j)   Exhibit F   -  Partnership Agreement
            (k)   Exhibit G   -  Registration Rights Agreement
            (l)   Exhibit H-1 -  Tenant Inducement Costs Payable by Operating
                                 Partnership
            (m)   Exhibit H-2 -  Tenant Inducement Costs Payable by Contributors
            (n)   Exhibit I   -  Tenant Improvement Loans
            (o)   Exhibit J-1 -  Phase I Litigation
            (p)   Exhibit J-2 -  Phase II Litigation
            (q)   Exhibit K-1 -  Phase I Lease Matters
            (r)   Exhibit K-2 -  Phase II Lease Matters
            (s)   Exhibit L-1 -  Phase I Security Deposits
            (t)   Exhibit L-2 -  Phase II Security Deposits
            (u)   Exhibit M-1 -  Phase I Leasing Commissions
            (v)   Exhibit M-2 -  Phase II Leasing Commissions
            (w)   Exhibit N-1 -  Phase I Rent Roll
            (x)   Exhibit N-2 -  Phase II Rent Roll

      12.18 Captions. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

      12.19 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

      12.20 Termination of Agreement. It is understood and agreed that if any of Cornerstone or Contributors terminates this Agreement pursuant to a right of termination granted hereunder, such termination shall operate to relieve Contributors and Cornerstone from all obligations under this Agreement, except for such obligations as are specifically stated herein to survive the termination of this Agreement.

      12.21 Survival. The provisions of Article XI and the following Sections of this Agreement shall survive Closing and shall not be merged into the execution and delivery of the Deeds: 4.1; 5.2(j); 5.5; 6.5; 6.8; 9.1; 10.3; 12.1; 12.8;
12.12; and 12.15.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.


                         CONTRIBUTOR:

                         CORPORATE 500-PHASE I, an Illinois limited partnership

                         By: Matas Partners, an Illinois limited partnership, its general partner

                               By:      /s/ Myron Levin
                                        -----------------------------
                               Name:    Myron Levin
                               Title:   General Partner


                         CORPORATE 500-PHASE I, an Illinois limited partnership

                         By: Matas Partners, an Illinois limited partnership, its general partner

                               By:      /s/ Myron Levin
                                        -----------------------------
                               Name:    Myron Levin
                               Title:   General Partner

                         CORNERSTONE:

                         CORNERSTONE PROPERTIES, INC.,
                         a Nevada corporation

                               By:      /s/ (signature illegible)
                                        -----------------------------
                               Name:
                                        -----------------------------
                               Title:
                                        -----------------------------

                               By:      /s/ Francis H. Shields, Jr.
                                        -----------------------------
                               Name:    Francis H. Shields, Jr.
                               Title:   Vice President

                                  Exhibit A-1

                     LEGAL DESCRIPTION OF THE PHASE I LAND

LOT 1 EXCEPT THE SOUTH 20 FEET THEREOF) IN CORPORATE 500 SUBDIVISION, A SUBDIVISION OF PART OF THE SOUTHWEST 1/4 OF SECTION 33, TOWNSHIP 43 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED FEBRUARY 4, 1988 AS DOCUMENT 2654632, IN LAKE COUNTY, ILLINOIS.

                                   Exhibit A-2

                     LEGAL DESCRIPTION OF THE COUNTY PARCEL

THE NORTH 217 FEET OF THE SOUTH 267 FEET OF THE WEST 276.18 FEET OF THE EAST
476.18 FEET OF THE SOUTH 788.62 FEET OF THE SOUTH HALF OF THE SOUTHWEST QUARTER OF SECTION 33, TOWNSHIP 43 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, (EXCEPTING THEREFROM THE SOUTH 20 FEET THEREOF), IN LAKE COUNTY, ILLINOIS.

                                   Exhibit A-3

                     LEGAL DESCRIPTION OF THE PHASE II LAND

PARCEL 1:

LOT 2 IN CORPORATE 500 SUBDIVISION, A SUBDIVISION OF PART OF THE SOUTH WEST 1/4 OF SECTION 33, TOWNSHIP 43 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED FEBRUARY 4, 1988 AS DOCUMENT 2654632, IN LAKE COUNTY, ILLINOIS.

PARCEL 2:

EASEMENT FOR PARKING AND INGRESS AND EGRESS FOR THE BENEFIT OF PARCEL 1 OVER THE SOUTHERLY 15 FEET OF THE FOLLOWING DESCRIBED PROPERTY: THAT PART OF THE SOUTH WEST 1/4 OF SECTION 33, TOWNSHIP 43 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTH EAST CORNER OF SAID SOUTH WEST 1/4; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, A DISTANCE OF 876.18 FEET ALONG THE SOUTH LINE OF SAID SOUTH WEST 1/4 TO THE NORTHEASTERLY LINE OF THE CHICAGO, MILWAUKEE, ST. PAUL AND PACIFIC RAILROAD; THENCE NORTH 25 DEGREES 09 MINUTES 46 SECONDS WEST, A DISTANCE OF 1,944.80 FEET ALONG THE NORTHEASTERLY LINE OF SAID RAILROAD TO A POINT ON THE SOUTHEASTERLY LINE OF KATES ROAD; THENCE NORTH 32 DEGREES 28 MINUTES 02 SECONDS EAST, A DISTANCE OF
69.23 FEET ALONG THE SOUTHEASTERLY LINE OF SAID ROAD TO THE POINT OF BEGINNING; THENCE NORTH 32 DEGREES 28 MINUTES 02 SECONDS EAST A DISTANCE OF 185.48 FEET TO A POINT ON THE SOUTH LINE OF SAID KATES ROAD; THENCE SOUTH 89 DEGREES 54 MINUTES 13 SECONDS EAST ALONG SAID SOUTH LINE, A DISTANCE OF 824.12 FEET TO A POINT; THENCE SOUTHWESTERLY ALONG THE ARC OF A CIRCLE HAVING A RADIUS OF 2,251.83 FEET AND CONVEX NORTHWESTERLY, A DISTANCE OF 215.94 FEET TO A POINT; THENCE SOUTH 84 DEGREES 36 MINUTES 14 SECONDS WEST ALONG TANGENT, A DISTANCE OF 392.01 FEET TO A POINT; THENCE SOUTHWESTERLY ALONG THE ARC OF A CIRCLE HAVING A RADIUS OF 634.07 FEET AND CONVEX NORTHWESTERLY, A DISTANCE OF 219.82 FEET TO A POINT; THENCE SOUTH 64 DEGREES 44 MINUTES 24 SECONDS WEST, A DISTANCE OF 118.14 FEET TO THE POINT OF BEGINNING, AS GRANTED BY INSTRUMENT RECORDED DECEMBER 8, 1988 AS DOCUMENT 2747296, (EXCEPT THAT PART THEREOF LYING EAST OF THE WEST LINE OF PARCEL 2 EXTENDED NORTHERLY) IN LAKE COUNTY, ILLINOIS.

                              Exhibits B-1 and B-2


                    LIST OF PERSONAL PROPERTY OF THE COMPANY

                  [To be provided upon request to the Company.]

                                   Exhibit C-1

                             PHASE I LEASE SCHEDULE
                             As of December 17, 1997


                  [To be provided upon request to the Company.]

                                   Exhibit C-2


                             PHASE II LEASE SCHEDULE
                             As of December 17, 1997


                  [To be provided upon request to the Company.]

                                    Exhibit D

                                   C500 CENTRE
                          OPERATING AGREEMENTS SCHEDULE

                             As of December 17, 1997

-------------------------------------------------------------------------------
        VENDOR NAME                  SERVICE                      EXPIRATION
-------------------------------------------------------------------------------
B.P. Services                      Snow plowing                     4/30/98
Brickman Landscaping               Landscaping                     11/30/98
Champion recycling                 Recycling                    30 day's notice
Dover Elevator                     Phase II elevator              90 days (?)
Kroschell Engineering Co.          HVAC                         30 days notice
Lakeside Building Maintenance      Janitorial                       At will
Smith Security                     Security guard               5 days' notice
U.S. Elevator                      Phase I elevator                 90 days
North Shore Waste Control          Scavenger                        7/1/00
Up 'N Adam Service & Supply Inc.   Restaurant equip. maint.        Any time
Hobart                             Dishwasher                       5/31/98
Alliance Refrigeration             Restaurant refrigeration     30 days notice
ATT Automotive Services            Auto Lease                      12/31/98

                                    Exhibit E

                              TENANT ESTOPPEL FORM

Lease Date:

Landlord:       American National Bank and Trust Company of Chicago, not
                personally, but as Trustee under Trust No. 59087 [for Phase I, or 65110 for Phase II]

Tenant:

Premises:       Corporate 500 Centre, Building No. _______, _______ Floor

Area:           _________________________________, Sq. Ft.

The undersigned Tenant of the above-referenced lease (the "Lease") hereby ratifies the Lease and certifies to Landlord and Cornerstone Deerfield LLC ("Purchaser") as purchaser of the Real Property of which the premises demised under the Lease (the "Premises") is a part, as follows:

1. That the term of the Lease commenced on __________________, 19__ and the Tenant is in full complete possession of the Premises and has commenced full occupancy and use of the Premises, such possession having been delivered by the original landlord and having been accepted by the Tenant or if the term has not commenced that it will commence on _______________, 19__ and Tenant will take occupancy on _______________, 19__.

2. That the Lease calls for the current payment of monthly installments of Base Rent of $__________. [Abatement of Base Rent under the Lease runs through__________, 19__ and thereafter the Tenant is paying monthly installments of Base Rent of $_________ which commence on the ___ day of ___________, 19__.]

3. That no advance rental or other payment has been made in connection with the Lease, except rental for the current month, and the rent has been paid to and including ____________, 19__.

4. That a security deposit in the amount of $___________ is being held by Landlord, which amount is not subject to any set-off or reduction or to any increase for interest or other credit due to Tenant.

5. That all obligations and conditions under said Lease to be performed to date by Landlord or Tenant have been satisfied, free of defenses and set-offs including all construction work in the Premises.

6. That the Lease is a valid lease and in full force and effect and represents the entire agreement between the parties; that there is no existing default on the part of the Landlord or the Tenant in any of the terms and conditions thereof and no event has occurred which, with the passing of time or giving of notice or both, would constitute an event of default; and that said Lease has not been amended, modified, supplemented, extended, renewed, subleased or assigned, except as follows by the following described agreements:

7. That the Lease provides for a primary term of ____________ months; the term of the Lease expires on the day of _______________, 19__; and that neither the Lease nor any of the documents listed in Paragraph 6 (if any), contain an option for any additional term or term [or the Lease and/or the documents listed under Paragraph 6, above, contain an option for __________________ additional term(s) of _________ year(s) and ________
      month(s) (each) at a rent to be determined as set forth in the Lease].

8. That there are no expansion rights or rights of first refusal or first offer to lease additional space except as set forth in the Lease and/or the documents listed under Paragraph 6 above.

9. That there are no actions, voluntary or involuntary, pending against the Tenant under the bankruptcy laws of the United States or any state thereof.

10. That this certification is made knowing that Landlord, Purchaser and Purchaser's lender are relying upon the representations herein made.

Dated _________________, 19__.

                                          TENANT:


                                          -----------------------------------

                                          By: _______________________________
                                          Name: _____________________________
                                          Title: ____________________________

                                    Exhibit F


                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                   CORNERSTONE PROPERTIES LIMITED PARTNERSHIP


        [See Exhibit 10.118 to the Company's Annual Report filed on Form
                   10-K for the year ended December 31, 1997]

                                    Exhibit G


                          REGISTRATION RIGHTS AGREEMENT


                  [To be provided upon request to the Company.]

                                   Exhibit H-1

            TENANT INDUCEMENT COSTS PAYABLE BY OPERATING PARTNERSHIP


1.    Specialty Foods Corporation (improvement allowance)       $100,920

2.    Knowledge University (leasing commissions)                  40,512

                                   Exhibit H-2

                 TENANT INDUCEMENT COSTS PAYABLE BY CONTRIBUTORS

1.    MMI Companies, Inc. (gross improvement
            allowance of $311,880 less $54,994
            costs paid to date)                                  $256,886

2.    Prudential Securities Inc. (improvement
            allowance)                                            200,000

                                    Exhibit I

                            TENANT IMPROVEMENT LOANS


Franklin Enterprises                                             $ 14,656

Drake Beam Morin                                                  102,619

                                   Exhibit J-1

                               PHASE I LITIGATION


Kleinschmidt, Inc. v. The County of Cook, et al.,
No. 95 CH 501 (Circuit Court of Lake County, Illinois)

      On or about June 20, 1995, this lawsuit was filed by Plaintiff, Kleinschmidt, Inc., against defendants Cook County, Lake County, Corporate 500 Centre Phase I, and American National Bank and Trust Company of Chicago, as trustee under Trust No. 59087 (the "Trust"). Plaintiff's complaint sought injunctive and permanent relief from defendants for allegedly violating Plaintiff's constitutional rights by Cook County's conveyance of Plaintiff's former property to the Trust.

      On or about May 30, 1996, the trial court entered summary judgment in favor of all defendants and against Plaintiff on all counts of its Complaint. On March 19, 1997, the Illinois Appellate Court for the Second District affirmed the trial court's entry of summary judgment. The decision is published as Kleinschmidt v. County of Cook, 678 N.E.2d 1065 (2nd Dist. 1997). On or about October 1, 1997, the Illinois Supreme Court defined Plaintiff's petition for leave to appeal the Appellate Court decision to the Illinois Supreme Court.

                                   Exhibit J-2

                               PHASE II LITIGATION


                                      None

                                   Exhibit K-1

                              PHASE I LEASE MATTERS


                                      None

                                   Exhibit K-2

                             PHASE II LEASE MATTERS

                                      None

                                   Exhibit L-1

                                    PHASE I
                                SECURITY DEPOSITS


             TENANT                               AMOUNT
--------------------------------------------------------------------------------
      OCCONNOR                                         1,488.00
      TRAVEL DUET                                      4,555.63
      TRAVEL DUET                                      1,293.46
      AMER BOARD                                       9,747.96
      DIGINET                                          1,400.00
                                           ------------------------
                                                      18,485.05
                                           ========================


      KNOWLEDGE UNIVERSITY (LETTER OF CREDIT)        500,000.00

                                   Exhibit L-2

                           PHASE II SECURITY DEPOSITS

                                                   SECURITY
                     TENANT                         DEPOSIT
--------------------------------------------------------------------------------
           FRANKLIN                                   3,100.50
           JACQUARD                                   3,126.00
           DAVID GILFAND                              4,357.33
           DRAKE BEAM                                10,087.00
           RANK VIDEO                                54,829.42
           MCG ELLERMAN                              17,983.59
           ELKINS                                     2,253.75
           XMEN                                       1,590.00
           ARBITRATION FORUMS                         4,248.63
           FIRST PREMIUM                              8,300.00
           AMERICAN AIAKOKU                           3,466.67
           CITI PLATE                                 2,641.17
           INTREPID                                   4,625.50
                                            ----------------------

           TOTAL                                    120,609.56
                                            ======================
           NEW YORK LIFE
           (CONSTRUCTION DEPOSIT)                  $211,233.00

                                   Exhibit M-1

                           PHASE I LEASING COMMISSIONS

Knowledge University - $58,887 commission to Syndicated Equities Inc., $18,375 of which was paid by prior tenant (Acco). The balance of $40,512 is payable by the Operating Partnership (see Exhibit H-1).

                                   Exhibit M-2

                          PHASE II LEASING COMMISSIONS


New York Life (pending amendment) - $11,960 commission to Grubb & Ellis to be paid by the Operating Partnership.

                                   Exhibit N-1

                                  C500 PHASE I
                              COMMERCIAL RENT ROLL
                         REPORT DATE: 1/1/98 TO 1/31/98
                                 as of 12/17/97


                 [To be provided upon request to the Company.]

                                  Exhibit N-2

                                 C500 PHASE II
                              COMMERCIAL RENT ROLL
                         REPORT DATE: 1/1/98 TO 1/31/98
                                 as of 12/17/98


                 [To be provided upon request to the Company.]